UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: December 21, 2022
Professional Holding Corp.
(Exact name of registrant as specified in its charter)

Florida	001-39215	46-5144312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

396 Alhambra Circle, Suite 255 Coral Gables, Florida,		33134
(Address of principal executive offices)		(Zip Code)
(786) 483-1757
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, par value $0.01 per share	PFHD	NASDAQ Stock Market, LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On December 21, 2022, the Compensation Committee of the Board of Directors of Professional Holding Corp. (the “Company,” “we,” “our,” or “Professional”), pursuant to and in accordance with the terms of the Company’s 2014 Share Appreciation Rights Plan, as amended (the “Plan”), determined to vest (to the extent not already vested) and make Unit Appreciation Payments with respect to certain outstanding Units (as such terms are defined in the Plan) in anticipation of the completion of the previously reported merger of the Company with and into Seacoast Banking Corporation of Florida. The Unit Appreciation Payments are to be based upon the volume-weighted average price of the Company’s Class A Common Stock for the five days ended December 16, 2022, and will be made in shares of Class A Common Stock.

The following table shows number of Units held by the executive officers of Professional as of December 19, 2022 and the Unit Appreciation Payments to be made to each:

Name	No. of Units Held	Unit Appreciation Payment (in shares of Class A Common Stock[1]
Abel L. Iglesias	104,500	49,530
Mary Usategui	52,500	23,657
Michael C. Sontag	0	0
Ryan L. Gorney	20,000	7,586

[1] Reflects the total number of full shares to be delivered without giving effect to the withholding of shares to satisfy tax withholding obligations.

Item 8.01 Other Events.

As previously reported, on August 7, 2022, the Company entered into an Agreement and Plan of Merger (the “Agreement”) providing for the merger (the “Merger”) of the Company with and into Seacoast Banking Corporation of Florida (“Seacoast”), the parent company of Seacoast National Bank (“SNB”), and the merger of Professional Bank with and into SNB (together with the Merger, the “Mergers”).

Seacoast and Professional have announced that the Mergers are expected to be completed on January 31, 2023, subject to the satisfaction of the remaining terms and conditions set forth in the Agreement.

Cautionary Language Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, including statements included or incorporated by reference in this Current Report on Form 8-K, are not statements of historical fact and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be protected by the safe harbor provided by that Act. These statements are subject to risks and uncertainties and include information about possible or assumed future results of operations of Seacoast after the Mergers are completed, as well as information about the Mergers. Words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “would,” “continue,” “should,” “may,” or similar expressions, or the negatives thereof, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Many possible events or factors could affect the future financial results and performance of each of Seacoast and the Company before the Mergers or Seacoast after the Mergers, and could cause those results or performance to differ materially from those expressed in the forward-looking statements. These possible events or factors include, but are not limited to: (a) general business and economic conditions, either globally, nationally, in the State of Florida, or in the specific markets in which Seacoast or the Company operate, including the negative impacts and disruptions resulting from rising interest rates, supply chain challenges and inflation, which have had and may likely continue to have an adverse impact on our business operations and performance, and could continue to have a negative impact on our credit portfolio, stock price, borrowers and the economy as a whole both globally and domestically; (b) the impact of Hurricane Ian on Florida generally, as well as certain of the communities Professional Bank and SNB serve, and which could continue to have a negative impact on our business, credit portfolio, borrowers and our stock price; (c) the risk that the Mergers may not be completed in a timely manner or at all, which may adversely affect Seacoast’s and the Company’s respective businesses and the price of their respective common stocks; (d) the risk that a condition to closing of the proposed Mergers may not be satisfied; (e) the risk that a required regulatory approval for the proposed Mergers are not obtained or are obtained subject to conditions that are not anticipated; (f) the parties’ ability to achieve the synergies and value creation contemplated by the proposed Mergers; (g) the parties’ ability to promptly and effectively integrate the businesses of Seacoast and the Company, including unexpected transaction costs, including the costs of integrating operations, severance, professional fees and other expenses; (h) the diversion of management time on issues related to the Mergers; (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (j) the effect of the announcement or pendency of the Mergers on each of Seacoast’s and the Company’s respective customer, employee and business relationships, operating results, and business generally; (k) deposit attrition, operating costs, customer loss and business disruption following the proposed Mergers, including difficulties in maintaining relationships with employees, may be greater than expected; (l) reputational risks and the reaction of the companies’ customers to the proposed Mergers; (m) customer acceptance of the combined company’s products and services; (n) increased competitive pressures and solicitations of customers and employees by competitors; (o) the failure to consummate or delay in consummating the Mergers for other reasons; (p) the outcome of any legal proceedings that may be instituted against Seacoast or the Company related to the Merger Agreement or the Mergers; (q) changes in laws or regulations; (r) the dilution caused by Seacoast’s issuance of additional shares of its common stock in the Merger or related to the Merger; (s) the sale price of Seacoast common stock could decline before the completion of the Mergers, including as a result of the financial performance of Seacoast or the Company or more generally due to broader stock market movements and the performance of financial companies and peer group companies; (t) changes in interest rates, deposit flows, loan demand, and real estate values; and (u) the ongoing impacts and disruptions resulting from COVID-19 or other variants on the economies and communities Professional Bank and SNB serve, which has had and may likely continue to have an adverse impact on each company’s business operations and performance, and could continue to have a negative impact on our credit portfolio, stock price, borrowers and the economy as a whole both globally and domestically.

For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the “Risk Factors” section of the definitive proxy statement, dated November 14, 2022, filed by the Company in connection with the Mergers, as well as the factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of the Company’s and Seacoast’s most recent Form 10-K and Form 10-Q reports, which are available online at www.sec.gov, and are incorporated by reference herein. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations or financial condition of the Company or Seacoast. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date made. As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, we caution you not to place reliance on these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Holding Corp.

Date: December 28, 2022	By:	/s/ Michael C. Sontag
Michael C. Sontag
Corporate Secretary